--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report: September 21, 1999
                       (Date of earliest event reported)



                                GTE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        NEW YORK                                1-2755                              13-1678633
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION)


      1255 Corporate Drive, SVC04C08, Irving, Texas                                  75038
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)


                        Registrant's telephone number, including area code  972-507-5000



              (Former name, former address and former fiscal year, if changed since last report)

--------------------------------------------------------------------------------

                                GTE CORPORATION

                                   FORM 8-K


Item 5.  Other Events
         ------------

On September 21, 1999, Bell Atlantic Corporation ("Bell Atlantic") and Vodafone AirTouch Plc ("Vodafone AirTouch") announced that they had entered into a definitive agreement for the creation of a new wireless business composed of the parties' U.S. wireless assets.

The new wireless business combines assets from Bell Atlantic Mobile, AirTouch Cellular, PrimeCo Personal Communications and AirTouch Paging. It will be further strengthened by the addition of the cellular and PCS assets of GTE Corporation ("GTE") when it completes its merger with Bell Atlantic. The board of directors of GTE has voted in consent of the transaction to form the new wireless business consistent with its rights under GTE's merger of equals agreement with Bell Atlantic. The Bell Atlantic-Vodafone AirTouch wireless agreement and the Bell Atlantic-GTE merger are independent transactions. The completion of one is not contingent upon completion of the other.

At a meeting with analysts on September 21, 1999, to provide information with regard to the proposed new wireless business, the following information was provided:

 .    in the first year following completion of the merger between Bell Atlantic and GTE Corporation ("GTE"), we estimate that the new wireless business will dilute the combined company's earnings per share, 3% on a cash basis and 7% on a GAAP basis;

 .    thereafter, we expect the new wireless business to accelerate combined company EPS growth by more than 100 basis points, so that, in the second year following completion of the Bell Atlantic-GTE merger, we are targeting the combined company's earnings per share growth, excluding merger transition charges, to be 15%-plus;

 .    we estimate that next year the Bell Atlantic, Vodafone AirTouch and GTE assets that will eventually comprise the new wireless business will produce revenues of $15.6 billion, EBITDA of $6.1 billion, and net income (pre-goodwill) of $1.7 billion.

Reference is made to the joint press release dated September 21, 1999, issued by Bell Atlantic and Vodafone AirTouch, which is attached as Exhibit 99 and is incorporated herein by reference.


          Cautionary Statement Concerning Forward-looking Statements

In this Current Report on Form 8-K we have made forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements:

 .    materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments;

 .    material changes in available technology;

 .    the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration
     proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network element and resale rates;

 .    the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets;

 .    the success of our efforts to expand its service capability in the data communication, long-distance and enhanced services segments of the telecommunications marketplace and to provide a bundle of products and services both in and outside of its traditional service territories;

 .    the success and expense of our remediation efforts and those of our suppliers, customers, joint ventures, noncontrolled investments, and interconnecting carriers in achieving Year 2000 compliance;

 .    the timing of, and regulatory or other conditions associated with, the completion of our merger with Bell Atlantic and our ability to combine operations and obtain revenue enhancements and cost savings following the merger; and

 .    the timing of, and regulatory or other conditions associated with, the completion of the wireless joint venture described in the attached press release, and the ability of the new wireless enterprise to combine operations and obtain revenue enhancements and cost savings.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

              99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                GTE Corporation
                                        --------------------------------
                                                 (Registrant)


Date:      September 21, 1999                 /s/ Paul R. Shuell
      -----------------------------     --------------------------------
                                                  Paul R. Shuell
                                          Vice President and Controller

                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

 99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.